Exhibit 99.1

FOR IMMEDIATE RELEASE

BMHC ANNOUNCES SUCCESSFUL AMENDMENT OF ITS
$540 MILLION SECURED CREDIT FACILITY

SAN FRANCISCO, (SEPTEMBER 30, 2008) - Building Materials Holding Corporation (NYSE: BLG), a leading provider of building materials and construction services to professional residential builders and contractors, today announced that it has successfully negotiated and completed an amendment to its $540 million secured credit facility. The amended facility continues to provide for a $200 million revolving line of credit and a $340 million term loan maturing in November 2011. As of September 29, 2008, there was $29 million outstanding on the revolver and $340 million outstanding under the term loan. Wells Fargo Bank and J.P. Morgan Securities acted as Joint Lead Arrangers and Joint Book Managers and Wells Fargo Bank served as Administrative Agent for the transaction. For additional information, please refer to our related SEC filing on Form 8-K, which will be available through our website later today.

About BMHC
BMHC is one of the largest providers of building materials and residential construction services in the United States. We serve the homebuilding industry through two recognized brands: as BMC West, we distribute building materials and manufacture building components for professional builders and contractors in the western and southern states; as SelectBuild, we provide construction services to high-volume production homebuilders in key markets across the country. To learn more about BMHC, visit our website at http://www.bmhc.com.

BUSINESS RISKS AND FORWARD-LOOKING STATEMENTS
There are a number of business risks and uncertainties that affect our operations and therefore could cause future results to differ from past performance or expected results. Additional information regarding business risks and uncertainties is contained in Part II Item 1A of our most recent Form 10-Q. These risks and uncertainties may include, however are not limited to:
•
demand for and supply of single-family homes which is influenced by changes in the overall condition of the U.S. economy, including interest rates, consumer confidence, job formation and other important factors;

•	our business model;
•	our ability to implement and maintain cost structures that align with revenue trends;

•	our liquidity is dependent on operating performance, compliance with financial covenants and cash resources;
•	changes in the business models of our customers may limit our ability to provide building products and construction services required by our customers;
•	the integration of acquired businesses may not result in anticipated cost savings and revenue synergies being fully realized or may take longer to realize than expected;
•	losses of and changes in customers;
•	availability of and our ability to attract, train and retain qualified individuals;
•	fluctuations in our costs and availability of sourcing channels for commodity wood products, concrete, steel and other building materials;
•	intense competition;
•	weather conditions including natural catastrophic events;
•	exposure to construction defect and product liability claims as well as other legal proceedings;
•	disruptions in our information systems;
•	actual and perceived vulnerabilities as a result of terrorist activities and armed conflict;
•	costs and/or restrictions associated with federal, state and other regulations; and
•	numerous other matters of a local and regional scale, including those of a political, economic, business, competitive or regulatory nature.

Risks related to our shares may include, however are not limited to:
•	price for our shares may fluctuate significantly; and
•	anti-takeover defenses and certain provisions could prevent an acquisition of our company or limit share price.

Certain statements in the Annual Report to Shareholders including those related to expectations about homebuilding activity in our markets, demographic trends supporting homebuilding and anticipated sales and operating income are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about our expectations, anticipated financial results and future business prospects are forward-looking statements. While these statements represent our current judgment on what the future may hold and we believe these judgments are reasonable, these statements involve risks and uncertainties that are important factors that could cause our actual results to differ materially from those in forward-looking statements. These factors include, however are not limited to the risks and uncertainties cited in the above paragraph. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date of the filing of this news release. We undertake no obligation to update forward-looking statements.

CONTACT:
Bill Smartt, Senior Vice President and Chief Financial Officer, or
Mark Kailer, Vice President, Treasurer and Investor Relations Officer,
+1-415-627-9100, both of BMHC; or
Lisa Laukkanen of The Blueshirt Group for BMHC
+1-415-217-4967, lisa@blueshirtgroup.com